CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the foregoing Report to Shareholders of First Carolina Investors, Inc. (the "Registrant") on Form NSAR-A for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brent D. Baird, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     l. The Report fully complies with the requirements of section 12(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

The Registrant has no designated chief financial officer.


/s/ Brent D. Baird
-----------------------
Chief Executive Officer
August 28, 2007